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                                                                    EXHIBIT 99.1

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COMPUTER HORIZONS CORP.
FOR IMMEDIATE RELEASE

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
   CONTACT:  Mike Shea, CFO                             Investors: Lauren Felice
             David Reingold, Senior Vice President                 RF Binder Partners
             Computer Horizons Corp.                               (212) 994-7541
             (973) 299-4000                                        lauren.felice@rfbinder.com
             mshea@computerhorizons.com                     Media: Kate Rothen
             dreingol@computerhorizons.com                         RF Binder Partners
                                                                   (212) 994-7537
                                                                   kate.rothen@rfbinder.com
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                COMPUTER HORIZONS APPOINTS EARL L. MASON CHAIRMAN

MOUNTAIN LAKES, NEW JERSEY, JUNE 30, 2003 - Computer Horizons Corp. (Nasdaq:
CHRZ), a strategic solutions and professional services company, announced today that its Board of Directors unanimously appointed Earl L. Mason as non - executive Chairman of the Board at a meeting held on June 27, 2003. The election of Mr. Mason fills the seat recently vacated by Thomas J. Berry.

Mr. Mason, 55, has served as a director on the Computer Horizons Board since 1999. Mr. Mason has over 30 years of business experience, with 24 years in the technology/telecommunications industries. He served as chief executive officer of Alliant Exchange, senior vice president and chief financial officer of Compaq Computer Corporation, sr. vice president and chief financial officer of Inland Steel Industries, Inc., president of Inland International, group executive of Digital Equipment Corporation and also held various senior assignments at AT&T.

"We are confident that Earl's leadership and experience will serve Computer Horizons and its shareholders well," said William J. Murphy, president and CEO of Computer Horizons. "Since joining the board in 1999, and as Chairman of the audit committee, Earl has provided invaluable strategic guidance and has helped CHC as we outline our business and financial goals. His insight into the technology industry is extensive and I am very pleased that Earl has agreed to serve as Chairman. He knows CHC well and we are confident that his guidance will be very helpful as we continue the transition to a vertically oriented global services and solutions provider, returning CHC to growth and profitability."

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ABOUT COMPUTER HORIZONS CORP.

Computer Horizons Corp. (Nasdaq: CHRZ) is a strategic solution, and professional services company with more than thirty years of experience, specifically in information technology. As a global leader in enterprise integration and managed services, CHC enables companies to maximize technology investments by leveraging its core business in IT Services and Solutions. CHC provides its services to a multi-national audience through its "best shore" delivery centers located globally. CHC's wholly owned subsidiary, Chimes, uses its proprietary technology to enable its Global 2000 customer base to align and integrate business planning with human resource management across an enterprise's business functions. For more information on Computer Horizons, please visit our Web site at www.computerhorizons.com.

EXCEPT FOR HISTORICAL INFORMATION, ALL OF THE STATEMENTS, EXPECTATIONS AND ASSUMPTIONS CONTAINED IN THE FOREGOING ARE "FORWARD-LOOKING STATEMENTS" (WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995) THAT INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES. IT IS POSSIBLE THAT THE ASSUMPTIONS MADE BY MANAGEMENT--INCLUDING, BUT NOT LIMITED TO, THOSE RELATING TO CONTRACT AWARDS, SERVICE OFFERINGS, MARKET OPPORTUNITIES, RESULTS, PERFORMANCE EXPECTATIONS, EXPECTATIONS OF COST SAVINGS, OR PROCEEDS FROM SALE OF CERTAIN OPERATIONS--MAY NOT MATERIALIZE.

ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED OR IMPLIED IN ANY FORWARD-LOOKING STATEMENTS. IN ADDITION TO THE ABOVE FACTORS, OTHER IMPORTANT FACTORS INCLUDE THE RISKS ASSOCIATED WITH UNFORESEEN TECHNICAL DIFFICULTIES, THE ABILITY TO MEET CUSTOMER REQUIREMENTS, MARKET ACCEPTANCE OF SERVICE OFFERINGS, CHANGES IN TECHNOLOGY AND STANDARDS, THE ABILITY TO COMPLETE COST-REDUCTION INITIATIVES, THE ABILITY TO EXECUTE THE SALE OF CERTAIN OPERATIONS OR OTHER INITIATIVES, DEPENDENCIES ON KEY EMPLOYEES, CUSTOMER SATISFACTION, AVAILABILITY OF TECHNICAL TALENT, DEPENDENCIES ON CERTAIN TECHNOLOGIES, DELAYS, MARKET ACCEPTANCE AND COMPETITION, AS WELL AS OTHER RISKS DESCRIBED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, PRESS RELEASES, AND OTHER COMMUNICATIONS.

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